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                                                                      EXHIBIT 21
Mariner Post-Acute Network
Subsidiaries
                                                                December 6, 1999

Aid & Assistance, Inc.
Allegis Health and Living Center at Heritage Harbour, L.L.C.
American Geriatric Management Services, Inc.
American Pharmaceutical Services, Inc.
American Rehability Services, Inc.
American-Cal Medical Services, Inc.
Amerra Properties, Inc.
AMS Green Tree, Inc.
AMS Properties, Inc.
APS - Summit Care Pharmacy, L.L.C.
APS Holding Company, Inc.
APS Pharmacy Management, Inc.
Beechwood Heritage Retirement Community, Inc.
Brian Center Health & Rehabilitation/Tampa, Inc.
Brian Center Health & Retirement/Alleghany, Inc.
Brian Center Health & Retirement/Bastian, Inc.
Brian Center Health & Retirement/Wallace, Inc.
Brian Center Management Corporation
Brian Center Nursing Care/Austell, Inc.
Brian Center Nursing Care/Fincastle, Inc.
Brian Center Nursing Care/Hickory, Inc.
Brian Center Nursing Care/Powder Springs, Inc.
Brian Center of Asheboro, Inc.
Brian Center of Central Columbia, Inc.
Bride Brook Nursing & Rehabilitation Center, Inc.
Brightview of Bel Air, LLC
Cambridge Bedford, Inc.
Cambridge East, Inc.
Cambridge North, Inc.
Cambridge South, Inc.
Clintonaire Nursing Home, Inc.
Compass Pharmacy Services of Maryland, Inc.
Compass Pharmacy Services of Texas, Inc.
Compass Pharmacy Services, Inc.
Connerwood Healthcare, Inc.
Coordinated Home Health Services, Inc.
Cornerstone Health Management Company
Crestmont Health Center, Inc.
Cypress Nursing Facility, Inc.
Devcon Holding Company
EH Acquisition Corp.
EH Acquisition Corp. II
EH Acquisition Corp. III
Evergreen HealthCare Ltd., L.P.
Evergreen Healthcare, Inc.
Frenchtown Nursing Home, Inc.
GC Services, Inc.
GCI Bella Vita, Inc.
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Subsidiaries                                                    December 6, 1999
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GCI Camellia Care Center, Inc.
GCI Colter Village, Inc.
GCI East Valley Medical & Rehabilitation Center, Inc.
GCI Faith Nursing Home, Inc.
GCI Health Care Centers, Inc.
GCI Indemnity, Inc.
GCI Jolley Acres, Inc.
GCI Palm Court, Inc.
GCI Prince George, Inc.
GCI Rehab, Inc.
GCI Springdale Village, Inc.
GCI Therapies, Inc.
GCI Village Green, Inc.
GCI-Cal Health Care Centers, Inc.
GCI-Cal Therapies Company
GCI-Wisconsin Properties, Inc.
Global Healthcare Center - Bethesda, L.L.C.
GranCare Home Health Services, Inc.
GranCare Nursing Services And Hospice, Inc.
GranCare of Michigan, Inc.
GranCare of North Carolina, Inc.
GranCare of Northern California, Inc.
GranCare South Carolina, Inc.
GranCare, Inc.
Heritage Nursing Home, Inc.
Heritage of Louisiana, Inc.
HMI Convalescent Care, Inc.
Hospice Associates of America, Inc.
HostMasters, Inc.
IHS Rehab Partnership, Ltd.
International Health Care Management, Inc.
International X-Ray, Inc.
LC Management Company
LCA Insurance Co. Ltd.
LCA Operational Holding Company
LCR, Inc.
Living Centers - East, Inc.
Living Centers - PHCM, Inc.
Living Centers - Rocky Mountain, Inc.
Living Centers - Southeast Development Corporation
Living Centers - Southeast, Inc.
Living Centers Development Company
Living Centers Holding Company
Living Centers LTCP Development Company
Living Centers of Texas, Inc.
Long Ridge Nursing and Rehabilitation Center, Inc.
Longwood Rehabilitation Center, Inc.
Madonna Nursing Center, Inc.
Mariner - Regency Health Partners, Inc.

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Subsidiaries                                                    December 6, 1999
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Mariner Health at Bonifay, Inc.
Mariner Health Care of Atlantic Shores, Inc.
Mariner Health Care of Deland, Inc.
Mariner Health Care of Fort Wayne, Inc.
Mariner Health Care of Greater Laurel, Inc.
Mariner Health Care of Inverness, Inc.
Mariner Health Care of Lake Worth, Inc.
Mariner Health Care of MacClenny, Inc.
Mariner Health Care of Metrowest, Inc.
Mariner Health Care of Nashville, Inc.
Mariner Health Care of North Hills, Inc.
Mariner Health Care of Orange City, Inc.
Mariner Health Care of Palm City, Inc.
Mariner Health Care of Pinellas Point, Inc.
Mariner Health Care of Port Orange, Inc.
Mariner Health Care of Southern Connecticut, Inc.
Mariner Health Care of Toledo, Inc.
Mariner Health Care of Tuskawilla, Inc.
Mariner Health Care of West Hills, Inc.
Mariner Health Care, Inc.
Mariner Health Central, Inc.
Mariner Health Group, Inc.
Mariner Health Home Care, Inc.
Mariner Health of Bel Air, LLC
Mariner Health of Florida, Inc.
Mariner Health of Forest Hill, LLC
Mariner Health of Jacksonville, Inc.
Mariner Health of Maryland, Inc.
Mariner Health of Orlando, Inc.
Mariner Health of Palmetto, Inc.
Mariner Health of Seminole County, Inc.
Mariner Health of Tampa, Inc.
Mariner Health Properties IV, LTD.
Mariner Health Properties VI, LTD.
Mariner Health Resources, Inc.
Mariner Healthcare Management Company
Mariner Physician Services, Inc.
Mariner Post-Acute Network, Inc.
Mariner Practice Corporation
Mariner Supply Services, Inc.
MarinerSelect Staffing Solutions, Inc.
Med-Therapy Rehabilitation Services, Inc.
MedRehab of Indiana, Inc.
Medrehab of Louisiana, Inc.
MedRehab of Missouri, Inc.
MedRehab, Inc.
Merrimack Valley Nursing & Rehabilitation Center, Inc.
Methuen Nursing & Rehabilitation Center, Inc.
MHC Rehab Corp.

                                     Page 3
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Subsidiaries                                                    December 6, 1999
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MHC Transportation, Inc.
Middlebelt Nursing Home, Inc.
Middlebelt-Hope Nursing Home, Inc.
Mystic Nursing & Rehabilitation Center, Inc.
Nan-Dan Corp.
National Health Strategies, Inc.
National Heritage Realty, Inc.
New Hanover/Mariner Health, LLC
Nightingale East Nursing Center, Inc.
Ocean Pharmacy, Inc.
Omega/Indiana Care Corp.
Park Terrace Nursing & Rehabilitation Center, Inc.
Pendleton Nursing & Rehabilitation Center, Inc.
Pinnacle Care Corporation
Pinnacle Care Corporation of Huntington
Pinnacle Care Corporation of Nashville
Pinnacle Care Corporation of Seneca
Pinnacle Care Corporation of Sumter
Pinnacle Care Corporation of Williams Bay
Pinnacle Care Corporation of Wilmington
Pinnacle Care Management Corporation
Pinnacle Pharmaceutical Services, Inc.
Pinnacle Pharmaceuticals, Inc.
Pinnacle Rehabilitation of Missouri, Inc.
Pinnacle Rehabilitation, Inc.
Prism Care Centers, Inc.
Prism Health Group, Inc.
Prism Home Care Company, Inc.
Prism Home Care, Inc.
Prism Home Health Services, Inc.
Prism Hospital Ventures, Inc.
Prism Rehab Systems, Inc.
Professional Health Care Management, Inc.
Professional Rx Systems, Inc.
Regency Health Care Center of Seminole County, Inc.
Rehability Health Services, Inc.
Renaissance Mental Health Center, Inc.
River Parishes Rehabilitation Center Partnership
Sassaquin Nursing & Rehabilitation Center, Inc.
Seventeenth Street Associates Limited Partnership
St. Anthony Nursing Home, Inc.
Summit Hospital Holdings, Inc.
Summit Hospital of East Georgia, Inc.
Summit Hospital of Southeast Arizona, Inc.
Summit Hospital of Southeast Texas, Inc.
Summit Hospital of Southwest Louisiana, Inc.
Summit Hospital of West Georgia, Inc.
Summit Institute for Pulmonary Medicine and Rehabilitation, Inc.
Summit Institute of Austin, Inc.

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